Exhibit 99.2

LINGSHI XINGHAI MAGNESIUM INDUSTRY CO., LTD.
FINANCIAL STATEMENTS
FOR THE FISCAL YEARS ENDED SEPTEMBER 30, 2011 AND 2010

SHERB & CO., LLP	7900 Glades Road, Suite 540 Boca Raton, FL 33431 Tel: 561.886.4200 Fax: 561.886.3330 Offices in New York and Florida
Certified Public Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
Lingshi Xinghai Magnesium Industry Co., Ltd.

We have audited the accompanying balance sheets of Lingshi Xinghai Magnesium Industry Co., Ltd. (the “Company”) as of September 30, 2011 and 2010 and the related statements of operations and comprehensive income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2011 and 2010 and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Sherb & Co., LLP
Certified Public Accountants
Boca Raton, Florida
March 22, 2012

LINGSHI XINGHAI MAGNESIUM INDUSTRY CO., LTD.
STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
For the fiscal year ended September 30, 2011 and 2010

	2011	2010

Revenues	$11,455,899	$7,091,645
Revenues-related parties	3,263,996	3,076,337
Total Revenues	14,719,895	10,167,982
Cost of revenues	13,849,113	10,939,841
Gross profit	870,782	(771,859)
Operating expenses (net):
Selling, general, and administrative	(378,632)	(257,042)
Operating income (loss)	492,150	(1,028,901)
Other (expenses) income:
Other expense	(301)	(10,415)
Interest income	915	257
Total other income (expenses)	614	(10,158)
Income (loss) before income taxes	492,764	(1,039,059)
Income tax expense	-	-
Net income (loss)	$492,764	$(1,039,059)

COMPREHENSIVE INCOME
Net income (loss)	492,764	(1,039,059)
Foreign currency translation adjustments	250,630	(18,415)
Comprehensive income	$743,394	$(1,057,474)

The accompanying notes are an integral part of these financial statements.

LINGSHI XINGHAI MAGNESIUM INDUSTRY CO., LTD.
BALANCE SHEETS
As of September 30, 2011 and September 30, 2010

	2011	2010
ASSETS
Current Assets:
Cash and cash equivalents	$53,435	$589,342
Accounts receivables, net	55,131	356,070
Other receivables - related parties	1,269,598	595,933
Inventories, net	1,338,573	1,611,902
Prepaid expenses and other current assets, net	1,829,353	920,991
Total current assets	4,546,090	4,074,238
Property, plant and equipment, net	14,789,486	4,058,813
Intangible assets	216,731	-
Total assets	$19,552,307	$8,133,051
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable and accrued expenses	913,113	1,138,469
Accounts and other payables-related parties	963,713	1,638,498
Advances from customers	1,025,005	326,176
Other liabilities	54,786	6,024,097
Taxes payable	252,422	29,109
Total Liabilities	3,209,039	9,156,349

SHAREHOLDERS' EQUITY
Paid-in capital	18,085,672	1,462,501
Accumulated other comprehensive income	232,215	(18,415)
Accumulated deficit	(1,974,619)	(2,467,384)
Total equity	16,343,268	(1,023,298)
Total liabilities and equity	$19,552,307	$8,133,051

The accompanying notes are an integral part of these financial statements.

LINGSHI XINGHAI MAGNESIUM INDUSTRY CO., LTD.
STATEMENTS OF EQUITY
For the fiscal years ended September 30, 2011 and 2010

	Paid-in Capital	Retained Deficits	Accumulated Other Comprehensive Income	Total Equity
Balance, September 30, 2009	$1,462,501	$(1,428,326)	$-	$34,175
Currency translation adjustments	-	-	(18,415)	(18,415)
Net earnings	-	(1,039,058)	-	(1,039,058)
Balance, September 30, 2010	1,462,501	(2,467,384)	(18,415)	(1,023,298)

Additional pay-in capital	5,971,843	-	-	5,971,843
Property, plant and equipment contributed by controlling shareholder	10,651,328	-	-	10,651,328
Currency translation adjustments	-	-	250,630	250,630
Net earnings	-	492,765	-	492,765
Balance, September 30, 2011	$18,085,672	$(1,974,619)	$232,215	$16,343,268

The accompanying notes are an integral part of these financial statements.

LINGSHI XINGHAI MAGNESIUM INDUSTRY CO., LTD.
STATEMENTS OF CASH FLOWS
For the fiscal year ended September 30, 2011 and 2010

	2011	2010
OPERATING ACTIVITIES:
Net income (loss)	$492,764	$(1,039,059)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	247,865	197,661
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(908,362)	226,872
Accounts receivable and other assets-related parties	(673,665)	(325,370)
Inventories	273,329	520,598
Accounts receivable	300,939	341,543
Accounts payable and accrued expenses	(225,356)	49,602
Accounts and other payable - related parties	(674,785)	1,056,027
Advances from customers	698,829	93,345
Other payables	225,845	(2,205)
CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(242,597)	1,119,014

INVESTING ACTIVITIES:
Cash paid for the certificate of land use right	(217,638)	-
Purchases of property, plant and equipment	(326,303)	(513,081)
CASH USED IN INVESTING ACTIVITES	(543,941)	(513,081)

FINANCING ACTIVITIES:
Cash dividend payment to stakeholders	-	-
CASH PROVIDED BY FINANCING ACTIVITIES	-	-

EFFECT OF EXCHANGE RATE ON CASH	250,631	(18,413)
Net (decrease) increase in cash	(535,907)	587,520
Cash and cash equivalents, beginning of the period	589,342	1,822
Cash and cash equivalents, end of the period	$53,435	$589,342
Supplemental disclosures of cash flow information:
Non-cash fixed asset contribution from controlling shareholder	$10,654,328	$-

The accompanying notes are an integral part of these financial statements.

LINGSHI XINGHAI MAGNESIUM INDUSTRY CO., LTD.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011 and 2010

NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business and Organization

Lingshi Xinghai Magnesium Industry Co., Ltd., a Chinese corporation, is referred to in this report as “we”, “us”, “our”, or “Lingshi Xinghai.”

Lingshi Xinghai, located in Shanxi province, China, was founded under the laws of the People’s Republic of China (the “PRC”) in February 2004. We produce and sell pure magnesium ingots in China. Taiyuan Yiwei Magnesium Industry Co., Ltd (“Yiwei Magnesium”), a company organized under the laws of the PRC, holds 100% interest in the company.

Basis of Presentation

We have defined various periods that are covered in this report as follows:

-	“fiscal 2011” – October 1, 2010 through September 30, 2011
-	“fiscal 2010” – October 1, 2009 through September 30, 2010.

The audited financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Summary of Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant estimates in fiscal 2011 and fiscal 2010 include the allowance for doubtful accounts receivable, the allowance for obsolete inventory, and the useful life of property, plant and equipment.

Our estimate for allowance for uncollectible accounts is based on an evaluation of our outstanding accounts receivable, other receivables, and loans receivable including the aging of amounts due, the financial condition of our specific customers, knowledge of historical bad debt experience.  We group property plant and equipment into similar groups of assets and estimate the useful life of each group of assets; see Note 4 – Property, Plant and Equipment for further information on asset groups and estimated useful lives. Assumptions and estimates employed in these areas are material to our reported financial condition and results of operations.  Actual results could differ from these estimates.

Accounts Receivable

Accounts receivable are reported at net realizable value. We have established an allowance for uncollectible accounts based upon factors pertaining to the credit risks of specific customers, historical trends, aging of the receivable and other information.  Delinquent accounts are written off when it is determined that the amounts are uncollectible.  At September 30, 2011 and 2010, we did not have any amount in allowance for uncollectible accounts.

Inventories

Inventories, consisting of raw materials and finished goods, are stated at the lower of cost or market utilizing the weighted average method. Inventories as of September 30, 2011 and September 30, 2010 were $1,338,573 and $1,611,902, respectively. Due to the nature of our business and the short duration of the manufacturing process of our products, there was no material work-in-process inventory at September 30, 2011 and September 30, 2010.

Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consist of (i) prepayments to vendors for merchandise that had not yet been shipped, (ii) other prepaid expenses, (iii) loans receivable and (iv) other receivables.  At September 30, 2011 and 2010, prepaid expenses and other current assets were $1,829,353 and $920,991, respectively.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost and depreciated on a straight line basis over their estimated useful lives of three to forty years.  Maintenance and repairs are charged to expense as incurred.  Significant renewals and improvements are capitalized.

Impairment of Long-Lived Assets

In accordance with ASC 360, “Property, Plant, and Equipment”, we periodically review our long-lived assets, including goodwill and other intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable.  We recognize an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset.  The amount of impairment is measured as the difference between the estimated fair value and the book value of the underlying asset.  We did not record any impairment charges on property, plant and equipment during fiscal 2011 and fiscal 2010.

Advances from Customers

Advances from customers represent prepayments to us for merchandise that had not yet been shipped to customers.  Advances from customers totaled $1,025,005 and $326,176, at September 30, 2011 and September 30, 2010, respectively.

Comprehensive Income (loss)

We follow ASC 220, “Comprehensive Income” to recognize the elements of comprehensive income (loss). Comprehensive income (loss) is comprised of net income (loss) and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders.  Our comprehensive income for fiscal 2011 and 2010 included net income and foreign currency translation adjustments.

Foreign Currency Translation

The accompanying financial statements are presented in United States dollars.  The functional currency of our Chinese subsidiaries is the Renminbi (“RMB”), the official currency of the People’s Republic of China.  Capital accounts of the financial statements are translated into United States dollars from RMB at their historical exchange rates when the capital transactions occurred.  Assets and liabilities are translated at the exchange rates as of the balance sheet date.  Income and expenditures are translated at the average exchange rates for the twelve month periods ended September 30, 2011 and September 30, 2010, respectively.  A summary of the conversion rates for the periods presented is as follows:

	September 30, 2011	September 30, 2010
Period end RMB: U.S. dollar exchange rate	6.3885	6.6981
Average fiscal-year-to-date RMB: U.S. dollar exchange rate	6.5287	6.8214

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through PRC authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into United States dollars at the rates applied in the translation.

Income Taxes

We account for income taxes in accordance with ASC 740, “Income Taxes.”  ASC 740 requires the recognition of deferred tax assets and liabilities to reflect the future tax consequences of events that have been recognized in our financial statements or tax returns.  Measurement of the deferred items is based on enacted tax laws.  In the event the future consequences of differences between the financial reporting and tax basis of our assets and liabilities result in a deferred tax asset, ASC 740 requires an evaluation of the probability that we will generate sufficient taxable income to be able to realize the future benefits indicated by the deferred tax assets.  A valuation allowance related to a deferred tax asset is recorded when it is more likely than not that some or the entire deferred tax asset will not be realized.

Revenue Recognition

We follow the guidance of ASC 605, “Revenue Recognition,” for revenue recognition.  In general, we record revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

Value Added Taxes

Pursuant to the Provisional Regulation of China on Value Added Tax (“VAT”) and their rules, all entities and individuals that are engaged in the sale of goods in China are generally required to pay VAT at a rate of 17.0% of the gross sales proceeds received, less any deductible VAT already paid or borne by the taxpayer. Further, when exporting goods, the exporter is entitled to a portion of or a full refund of the VAT that it has already paid or borne.

Subsequent Events

The Company evaluates subsequent events for purposes of recognition or disclosure through the date that the financial statements are available to be issued.

NOTE 2 – COMPREHENSIVE INCOME

Comprehensive income is comprised of net income and other comprehensive income or loss. Other comprehensive income or loss refers to revenue, expenses, gains and losses that under US GAAP are included in comprehensive income but excluded from net income as these amounts are recorded directly as adjustments to stockholders’ equity.

The following table shows the accumulated other comprehensive income balance as of September 30, 2011.

	Foreign Currency Items	Accumulated Other Comprehensive Income
Balance at September 30, 2009	$-	$-
Period change	(18,415)	(18,415)
Balance at September 30, 2010	(18,415)	(18,415)
Current-period change	250,630	250,630
Balance at September 30, 2011	$232,215	$232,215

NOTE 3 - INVENTORIES

Inventories at September 30, 2011 and September 30, 2010 consisted of the following:

	September 30, 2011	September 30, 2010

Raw materials	$694,472	$916,247
Finished goods	644,101	695,655
Total Inventory	$1,338,573	$1,611,902

Due to the nature of our business and the short duration of the manufacturing process for our products, there is no material work in progress inventory at September 30, 2011 and September 30, 2010.

NOTE 4 - PROPERTY, PLANT AND EQUIPMENT

At September 30, 2011 and September 30, 2010, property, plant and equipment, consisted of the following:

Property, Plant and Equipment
Description	Useful Life	September 30, 2011	September 30, 2010

Building	10-40 years	$4,832,783	$2,838,548
Manufacturing equipment	5-10 year	10,433,124	1,390,344
Office equipment and furniture	3-5 year	462	440
Autos and trucks	5 year	31,401	17,466
Construction in progress	N/A	272,649	345,989
Total		15,570,419	4,592,787
Less: accumulated depreciation		(780,933)	(533,975)
Property, Plant and Equipment, Net		$14,789,486	$4,058,812

For fiscal 2011 and fiscal 2010, depreciation expense totaled $246,958 and $197,661, respectively.

NOTE 5 – INTANGIBLE ASSETS

Lingshi Xinghai acquired 903,759 square feet of land use right in April 2011 and paid $217,638. The amortization for the land use right was $907 for the fiscal year ended September 30, 2011.

NOTE 6 - PREPAID EXPENSES AND OTHER CURRENT ASSETS

At September 30, 2011 and 2010, prepaid expenses and other current assets, consisted of the following:

Description	September 30, 2011	September 30, 2010

Prepayments to vendors for merchandise that had not yet been shipped or services that had not been performed	$185,242	$597,981
Prepaid expenses	229,208	128,925
Other receivables	1,414,903	194,085
Total	$1,829,353	$920,991

NOTE 7 - RELATED PARTY TRANSACTIONS

List of Related Parties

We have specified the following persons and entities as related parties with ending balances as of September 30, 2011 and September 30, 2010:

-	Yuwei Huang is the chief executive officer and chairman of Lingshi Xinghai and board member of China Direct Industries Inc. (“China Direct”).;
-	Lifei Huang is a daughter of Yuwei Huang;
-	Baotou Changxin Yiwei Magnesium Co., Ltd., a company organized under the laws of the PRC (“Baotou Magnesium”), is a subsidiary of China Direct;
-	Taiyuan Yiwei Magnesium Co. Ltd., a company organized under the laws of the PRC (“Yiwei Magnesium”), is under the management of an officer of Lingshi Xinghai;
-	Taiyuan Changxin Magnesium Co., Ltd., a company organized under the laws of the PRC (“Changxin Magnesium”), is a subsidiary of China Direct;
-	Taiyuan Rimian Yiwei Magnesium Co. Ltd., a company organized under the laws of the PRC (“Rimian Magnesium), is under the management of an officer of Lingshi Xinghai;
-	Taiyuan Jinwei Magnesium Co., Ltd., a company organized under the laws of the PRC (“Jinwei Magnesium”), is under the management of an officer of Lingshi Xinghai;
-	Taiyuan Chingchen Yiwei Magnesium Co., Ltd., a company organized under the laws of the PRC (“Chingchen Magnesium”), is under the management of an officer of Lingshi Xinghai;
-	CDI Shanghai Management Co., Ltd., a company organized under the laws of the PRC (“CDI Shanghai”), is a subsidiary of China Direct.;
-	Taiyuan Haixu Magnesium Alloy Co., Ltd. , a company organized under the laws of the PRC (“Haixu Magnesium”), is under the management of an officer of Lingshi Xinghai;
-	Lingshi Yihong Haixu Magnesium Alloy Co., Ltd. , a company organized under the laws of the PRC (“Yihong Magnesium”), is under the management of an officer of Lingshi Xinghai;
-	Jiaocheng Yiwei Magnesium Co., Ltd, a company organized under the laws of the PRC (“Jiaocheng Magnesium”), is under the management of an officer of Lingshi Xinghai;
-	Youdong Huang, an immediate family member of Yuwei Huang.

As of September 30, 2011, Other Receivables – related parties of $1,269,598 were comprised of the followings:

•	$156,531 Other Receivables from Jinwei Magnesium;
•	$203,491 Other Receivables from Chingchen Magnesium;
•	$909,576 Other Receivables from Yihong Magnesium.

As of September 30, 2010, Other Receivables – related parties of $595,933 were comprised of the followings:

•	$562,100 Other Receivables from Taiyuan Yiwei Magnesium;
•	$33,833 Other Receivables from Taiyuan Changxin Magnesium.

As of September 30, 2011, Accounts and Other Payables - related parties were $963,713 and were comprised of accounts payable – related party of $251,180, Advance from Customers – related parties of $109,140, and Other Payables - related parties of $603,393 as set forth below:

Accounts Payable-related parties

As of September 30, 2011, Accounts Payable – related parties of $251,180 were comprised of the followings:

•	$131,506 Accounts Payable to Jinwei Magnesium;
•	$119,674 Accounts Payable to to Rimian Magnesium.

As of September 30, 2011, Advance from Customers – related parties was $109,140 from Changxin Magnesium.

Other Payables-related parties

As of September 30, 2011, Other Payables – related parties of $603,393 were comprised of the followings:

•	$5,553 Other Payables to CDI Shanghai;
•	$78,266 Other Payables to Baotou Magnesium;
•	$390,360 Other Payable to Changxin Magnesium;
•	$129,214 Other payable to Taiyuan Haixu Magnesium.

As of September 30, 2010, Accounts and Other Payables - related parties were $7,610,341 and were comprised of Advance from Customers – related parties of $154,671, and Other Payables - related parties of $7,455,670 as set forth below:

As of September 30, 2010, Advance from Customers – related parties was $154,671 from Changxin Magnesium.

Other Payables-related parties

As of September 30, 2010, Other Payables – related parties of $7,455,670 were comprised of the followings:

•	$5,971,843 Other Payable to Yiwei Magnesium;
•	$119,437 Other Payables to Baotou Magnesium;
•	$243,597 Other Payables to Rimian Magnesium;
•	$222,451 Other Payables to Lifei Huang;
•	$37,324 Other Payables to Jinwei Magnesium;
•	$693,338 Other Payables to Chingchen Magnesium;
•	$152,750 Other Payables to Youdong Huang;
•	$14,930 Other Payables to Jiaocheng Magnesium.

NOTE 8 – EQUITY

During fiscal 2011, Yiwei Magnesium invested an additional $5,971,843 in Xinghai Magnesium. In addition, Yiwei Magnesium officially and legally contributed property, plant and equipment that had been used in the business since 2008.  The assets contributed were valued at their fair value of $10,651,328 based on an independent appraisal.

NOTE 9 – STATUTORY SURPLUS REVERVE

We are required to make appropriations to statutory surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”).  Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities’ registered capital or members’ equity.  We did not make appropriations to statutory surplus reserve fund as we suffered from losses for fiscal years 2009, 2010, and 2011 and we had a cumulative deficit on our balance sheet as of September 30, 2009, 2010, and 2011.

NOTE 10 - INCOME TAXES

  All of Lingshi Xinghai operations are in the PRC and are governed by the Income Tax Laws of the PRC and local income tax laws (the “PRC Income Tax Laws”). Pursuant to the PRC Income Tax Laws, we are subject to taxes at a maximum statutory rate of 25% (inclusive of state and local income taxes.) We did not accrue any income taxes for the fiscal years ended September 30, 2011 and 2010 as we suffered from losses in those years.